EXHIBIT 99.3

FIRST AMENDMENT TO SECOND AMENDED AND

RESTATED CREDIT AND GUARANTEE AGREEMENT

FIRST AMENDMENT, dated March 10, 2005 (the “Agreement”), to and under the Second Amended and Restated Credit and Guarantee Agreement, dated as of June 1, 2004 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among SMTC Corporation (“Holdings”), HTM Holdings, Inc. (the “Borrower”), SMTC Manufacturing Corporation of Canada (“SMTC-Canada”; together with the U.S. Borrower, the “Credit Parties”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the “General Administrative Agent”), Lehman Commercial Paper Inc., as collateral monitoring agent, and General Electric Capital Corporation, as documentation agent.

WITNESSETH:

WHEREAS, Holdings and the Borrowers requested that the Lenders agree to amend certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below; and

WHEREAS, the Lenders have consented to the requested amendments in the manner set forth below;

NOW, THEREFORE, in consideration of the premises and the material covenants herein contained, the parties hereto hereby agree as follows:

1.    Defined Terms. Defined terms used and not otherwise defined in this Agreement shall have the meanings given to them in the Credit Agreement.

2.    Amendment to Defined Terms. The definition of “Applicable Margin” is hereby amended by adding the following proviso at the end of the definition thereof:

“, except for the period from January 1, 2005 through January 1, 2006, during such period, 2.75%.”

3.    Amendment to Section 7.1(b) of the Credit Agreement. Section 7.1(b) is hereby amended by deleting it in its entirety and replacing it with:

(b)    Each Tranche B Term Loan shall bear interest for each day on which it is outstanding (1) until payment in full of all Borrower Obligations under the Tranche A Term Loan, at a rate per annum equal to (x) 8% PIK Interest plus (y) 4% payable in cash, provided that during the period from January 1, 2005 through January 1, 2006, such rate shall be equal to (z) 8% PIK Interest plus (aa) 4.25% payable in cash, and (2) thereafter, at a rate per annum equal to (bb) 6% PIK Interest plus (cc) 6% payable in cash.

4.    Amendment to Section 11.1(e) of the Credit Agreement. Section 11.1(e) is hereby amended by deleting it in its entirety and replacing it with:

(e)    Minimum Cumulative Consolidated EBITDA. Permit the cumulative Consolidated EBITDA of Holdings and its Subsidiaries on each test period date set forth below to be less than the amount set forth opposite such date.

Test Period Date	Time Period	Minimum EBITDA
End of first fiscal quarter 2005	First fiscal quarter	US$ 6,000,000

End of second fiscal quarter 2005	First and second fiscal quarters	US$ 4,500,000

End of third fiscal quarter 2005	First, second and third fiscal quarters	US$ 4,500,000

End of fourth fiscal quarter 2005	First, second, third and fourth fiscal quarters	US$ 7,000,000

End of all fiscal quarters thereafter	Consolidated rolling four fiscal quarter basis	US$ 10,000,000

5.    Effectiveness. This Agreement shall become effective on the date of satisfaction of the following conditions precedent (the “Effective Date”):

(a)	The General Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered by Holdings and each of the Borrowers;

(b)	The General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit D hereto (“Lender Consent Letters”), from the Required Lenders;

(c)	The General Administrative Agent shall have received an executed Acknowledgment and Consent in the form set forth at the end of this Agreement, from each Loan Party other than the Borrowers;

(d)	The General Administrative Agent shall have received from the Borrower, for the account of each Lender an amendment fee equal to 0.25% of the aggregate amount of such Lender’s pro rata share of the Term Loans;

(e)	All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the General Administrative Agent;

(f)	The General Administrative Agent shall have received an executed amendment with respect to the relevant provisions of the Congress Facility; and

(g)	The Lenders and the General Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Effective Date.

6.    Representations and Warranties. (a) Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that each reference in such Section 8 to “this Agreement” shall be deemed to be a reference both to this Agreement and to the Credit Agreement as amended and modified by this Agreement.

(b)	Each of the Borrowers hereby represents and warrants that as of February 28, 2005, the aggregate principal outstanding balance of (i) the Tranche A Term Loans is $14,166,666.67 and (ii) the Tranche B Term Loans is $12,997,267.76. The obligation of each of the Loan Parties to repay the Term Loans, together with all interest and fees accrued thereon, is absolute and unconditional, and such obligations are secured pursuant to a perfected security interest in the assets of the Loan Parties in accordance with the terms of the Loan Documents, and there exists no right of set off or recoupment, counterclaim or defence of any nature whatsoever to payment of the Loans.

7.    Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

8.    No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Agreement.

9.    Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto, each of which shall be an original, and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

10.    Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

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[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SMTC CORPORATION

By:	/s/ Jane Todd
Name: Jane Todd Title: Chief Financial Officer

HTM HOLDINGS, INC.

By:	/s/ Jane Todd
Name: Jane Todd Title: Chief Financial Officer

SMTC MANUFACTURING CORPORATION OF CANADA

By:	/s/ Jane Todd
Name: Jane Todd Title: Chief Financial Officer

LEHMAN COMMERCIAL PAPER INC., as General Administrative Agent

By:	/s/ Frank P. Turner
Name: Frank P. Turner Title: Vice President

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned parties to the Second Amended and Restated Guarantee and Collateral Agreement, dated as of June 1, 2004, as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of [Lehman Commercial Paper Inc.], as General Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the First Amendment to and under the Second Amended and Restated Credit and Guarantee Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in such Second Amended and Restated Guarantee and Collateral Agreement and in the other Security Documents are, and shall remain, in full force and effect after giving effect to the First Amendment and all prior modifications to the Second Amended and Restated Credit and Guarantee Agreement.

SMTC MANUFACTURING CORPORATION OF CALIFORNIA

SMTC MANUFACTURING CORPORATION OF COLORADO

SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS

SMTC MANUFACTURING CORPORATION OF NORTH CAROLINA

SMTC MANUFACTURING CORPORATION OF TEXAS

SMTC MANUFACTURING CORPORATION OF WISCONSIN

SMTC MEX HOLDINGS, INC.

QUALTRON, INC.

SMTC CORPORATION

By:	/s/ John E. Caldwell
Name: John E. Caldwell Title: Chief Executive Officer

LENDER CONSENT LETTER

HTM HOLDINGS, INC.

SMTC MANUFACTURING CORPORATION OF CANADA

SECOND AMENDED AND RESTATED

CREDIT AND GUARANTEE AGREEMENT

DATED AS OF JUNE 1, 2004

To:	Lehman Commercial Paper Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit and Guarantee Agreement, dated as of June 1, 2004 (as heretofore amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SMTC Corporation, HTM Holdings, Inc. (the “Borrower”), SMTC Manufacturing Corporation of Canada (“SMTC-Canada”; together with the Borrower, the “Credit Parties”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the “General Administrative Agent”), and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

The Borrower has requested that the Lenders consent to amend certain provisions of the Credit Agreement on the terms described in the First Amendment to Second Amended and Restated Credit and Guarantee Agreement, dated as of March __, 2005, to which a form of this Lender Consent Letter is attached as Exhibit A (the “Agreement”).

Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Agreement.

Very truly yours, (NAME OF LENDER)

By:
Name: Title:

Dated as of March __, 2005